SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934

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June 30, 2005

Date of Report (Date of earliest event reported)

U.S.  Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation	0-10238 (Commission File Number)	52-1216347 (I.R.S. Employer Identification No.)

One North Lexington Avenue White Plains, NY (Address of principal executive offices)	10601 (Zip Code)

Registrant’s telephone number, including area code: (914) 993-6443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Effective as of July 1, 2005, M. Stephen Harkness resigned as a director of U.S. Energy; his letter stated that the “pending merger [between Duke Energy Corp. and his employer, Cinergy Corp.] has created additional work responsibilities for [him], and the demands of such activities are the primary reasons why [he] must resign from the Board of Directors of [US Energy].”

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc. By: /s/ Henry N. Schneider Henry N. Schneider, Interim President

Dated: June 30, 2005